EXHIBIT 99.1

CompoSecure Appoints Mary Holt as Chief Financial Officer

Brings a wealth of financial leadership from world-class organizations such as Honeywell and Pfizer

SOMERSET, N.J., October 9, 2025 -- CompoSecure, Inc. (NYSE: CMPO), a leader in metal payment cards, security, and authentication solutions, today announced the appointment of Mary Holt as Chief Financial Officer (CFO), effective the day immediately following the filing of the Company's Q3 2025 Quarterly Report. She succeeds Tim Fitzsimmons who is retiring after a distinguished career with the company. As CFO, Ms. Holt will oversee CompoSecure’s finance organization, including financial planning and analysis; accounting and financial reporting; treasury and cash management; risk management and compliance; and investor relations. She will report directly to Jon Wilk, President and Chief Executive Officer of CompoSecure.

Wilk noted: “We are thrilled to welcome Mary to our leadership team. Her tremendous background, deep financial acumen, and proven record of visionary leadership will be powerful additions to our business and will play a key role in helping us achieve our strategic initiatives of accelerating organic growth, delivering CompoSecure Operating System results, and supporting M&A to create lasting value for our shareholders.”

Holt brings more than three decades of relevant financial leadership experience to CompoSecure. Most recently, she served as Senior Vice President of Finance Operations, Utilities and Power SBG at Warren Equity Partners, driving financial strategy and operational excellence. Prior to that, she spent over 17 years at Honeywell, advancing through a series of increasingly senior roles, including Vice President of Business Analysis and Planning/Corporate Finance; Chief Financial Officer of Productivity Solutions and Services; and Chief Financial Officer for Corporate Entities and Functions. Earlier in her career, Holt held leadership positions at Pfizer and Arthur Andersen, further broadening her accounting and operational expertise. She earned her MBA from Duke University and holds a Bachelor of Science in Economics and a Bachelor of Science in Engineering from the University of Pennsylvania.

“I am truly honored to join CompoSecure at such an exciting and transformative juncture in its journey,” said Holt. “The organization is uniquely positioned for continued meaningful growth, and I’m inspired by the tremendous opportunities ahead. I look forward to partnering with Jon and the talented team to build on the Company’s strong foundation, accelerate our strategic ambitions, and help shape a future defined by financial excellence through strong fiscal stewardship and strategic leadership.”

Tim Fitzsimmons will continue to serve in an advisory role to ensure a smooth transition.

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About CompoSecure

Founded in 2000, CompoSecure (NYSE: CMPO) is a technology partner to market leaders, fintechs and consumers enabling trust for millions of people around the globe. The Company combines elegance, simplicity and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit www.CompoSecure.com and www.GetArculus.com.

Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets and goals with respect to the appointment of a new Chief Financial Officer, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. Forward-looking statements can be identified by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and there are a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements, including, among others, risk factors that are described in CompoSecure’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC, including the section entitled “Risk Factors” contained therein. CompoSecure cautions that forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. CompoSecure undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

CompoSecure Contact

Anthony Piniella

Head of Communications, CompoSecure

(917) 208-7724

apiniella@composecure.com

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